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                                                                    EXHIBIT 10.2


                       NINTH AMENDMENT TO CREDIT AGREEMENT

     THIS NINTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of June 29, 2001 by and among ACME TELEVISION, LLC, a Delaware limited liability company (the "Borrower"); the financial institutions which are now, or in accordance with ARTICLE XIII of the Credit Agreement (hereinafter described) are hereafter, parties to the Credit Agreement by execution of the signature pages thereto or otherwise (collectively, the "Lenders" and each individually, a "Lender"); CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC"), as administrative agent for the Lenders (in such capacity as Agent, together with its successors and assigns in such capacity, the "Agent"); and BANKERS TRUST COMPANY, as syndication agent for the Lenders (together with its successors and assigns in such capacity, the "Syndication Agent").

                                    RECITALS

     A. The Borrower, certain "Lenders" named therein, the Agent and the Syndication Agent are parties to a First Amended and Restated Credit Agreement dated as of December 2, 1997, as previously amended by Amendment No. 1 and Amendment No. 2, each dated as of June 30, 1998, the Third Amendment to Credit Agreement dated as of March 31, 1999, the Fourth Amendment to Credit Agreement dated as of April 23, 1999, the Fifth Amendment to Credit Agreement dated as of September 2, 1999, the Sixth Amendment to Credit Agreement dated as of December 31, 1999, the Seventh Amendment to Credit Agreement dated as of December 29, 2000 and the Eighth Amendment to Credit Agreement dated as of March 31, 2001 (as so amended, the "Credit Agreement"). Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement, unless otherwise provided.

     B. The Borrower has requested certain amendments to the financial covenants set forth in the Credit Agreement.

     C. The Lenders are willing to agree to such amendment subject to the conditions set forth herein.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I. AMENDMENT TO CREDIT AGREEMENT. Subject to the satisfaction of each of the conditions set forth in SECTION IV, the Lenders hereby agree with the Borrower that the Credit Agreement shall be amended as follows:

     A. CONDITIONS TO LOANS. SECTION 3.03 of the Credit Agreement is hereby amended by adding at the end thereof new paragraphs (f), (g) and (h) reading as follows:

     (f) Without limiting the generality of SECTION 3.03(b), as of the date of the proposed Loans, and immediately after giving effect thereto, the Borrower shall be in compliance with the requirements of SECTION 5.08, as certified in detail by the Borrower's chief financial officer in the Request for Advances.

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     (g)  The Parent shall have invested all of the Parent Reserve under the
Contribution Agreement as of the Borrowing Date for such proposed Loans.

     (h) Liquid Assets of the Borrower shall not exceed $2,000,000 as of the Borrowing Date for such proposed Loans.

     B. FINANCIAL COVENANTS. ARTICLE V of the Credit Agreement is hereby amended as follows:

     1. MINIMUM EBITDA. SECTION 5.01 of the Credit Agreement is hereby amended for all periods after the date hereof by deleting the Table set forth therein and substituting therefor the following:

              FOUR FISCAL
            QUARTERS ENDING                         MINIMUM EBITDA
            ---------------                         --------------

           June 30, 2001                              $14,500,000
           September 30, 2001                         $12,000,000
           December 31, 2001                          $24,000,000

           March 31, 2002                             $26,000,000
           June 30, 2002                              $28,000,000
           September 30, 2002                         $31,000,000

     2. CASH INTEREST COVERAGE. SECTION 5.04 of the Credit Agreement is hereby amended for all periods after the date hereof by deleting the Table set forth therein and substituting therefor the following:

                                               MINIMUM RATIO OF EBITDA TO
           QUARTERLY DATE(s)                     CASH INTEREST EXPENSE
           -----------------                     ---------------------

             June 30, 2001                        No Required Minimum
           September 30, 2001                     No Required Minimum
           December 31, 2001                           1.10:1.00
             March 31, 2002                            1.15:1.00
             June 30, 2002                             1.20:1.00
           September 30, 2002                          1.25:1.00

     3. PRO FORMA DEBT SERVICE COVERAGE. A new SECTION 5.08 is hereby added to the Credit Agreement, reading in its entirety as follows:

     SECTION 5.08. PRO FORMA DEBT SERVICE COVERAGE. At all times from the date hereof through and including the date as of which the Lenders shall have received the financial


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statements for the fiscal quarter ended December 31, 2001, with respect to the applicable Test Period indicated below, maintain a ratio of (a) EBITDA plus Liquid Assets as of the date of determination plus the Parent Reserve as of the date of determination to (b) Pro Forma Debt Service for the period of four (4) fiscal quarters commencing one day after the last day of the Test Period of at least the following.

                        TEST PERIOD                      MINIMUM RATIO
                        -----------                      -------------

          Four fiscal quarters ending June 30, 2001        1.15:1.00

        Four fiscal quarters ending September 30, 2001     1.00:1.00


     C. ADDITIONAL EQUITY CONTRIBUTIONS; PARENT RESERVE. ARTICLE VI of the Credit Agreement is hereby amended to read in its entirety as follows:

     SECTION 6.12. EQUITY CONTRIBUTIONS.

     (a) For the purposes set forth below, maintain available cash equity contributions, as provided under the Contribution Agreement, in an aggregate amount equal to the greater of (a) $13,000,000 or (b) the aggregate amount of cash on hand and cash equivalents of the Parent as of June 29, 2001, to the extent the same exceeds $7,500,000, which amount shall be permanently reduced by
(i) any voluntary cash equity contributions made by the Parent to the Borrower after June 29, 2001 and (ii) up to $2,500,000 in the aggregate, but only (dollar for dollar) to the extent that the Borrower obtains commitments for New Lease Financing, provided that such financing is funded before January 1, 2002. As used herein, the term "New Lease Financing" means additional lease or vendor financing commitments to finance Adjusted Capital Expenditures (as permitted under SECTIONS 7.01(g) and 7.02(g) and excluding the Borrower's existing lease facility provided by Union Bank of California). The cash and cash equivalents required to be maintained by the Parent for the benefit of the Borrower as provided herein, after giving effect to the reductions made as described in this SECTION, shall be referred to as the "Parent Reserve".

     (b) To the extent that the Borrower fails to obtain New Lease Financing as scheduled in the Table below for any fiscal period, call against the Parent Reserve, within ten (10) days after the end of such fiscal period, to finance the shortfall, with payments to be made under the Contribution Agreement within thirty (30) days after the end of such fiscal period.


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                     FISCAL PERIOD          PROJECTED NEW LEASE FINANCING
                     -------------          -----------------------------

                     July 1 through                  $2,400,000
                     December 2001

                   January 1 through               None projected
                     March 31, 2002

             April 1 through June 30, 2002           $6,000,000

                     July 1 through                  $2,500,000
                   September 30, 2002

     (c) Upon the occurrence and during the existence of any Event of Default, upon written notice from the Agent, on behalf of the Required Lenders, call against the Parent Reserve, on the same Business Day that such notice is received, for immediate investment of the full amount thereof.

     D. DEFINITIONS. ARTICLE IX of the Credit Agreement is hereby amended as follows:

     1. By deleting, for all fiscal periods ending on and after June 30, 2001, the last sentence of the definition of "EBITDA".

     2. By replacing the definition of "CONTRIBUTION AGREEMENT" with the following:

     CONTRIBUTION AGREEMENT. The Restated and Amended Contribution Agreement dated as of June 29, 2001 between the Parent and the Borrower, as originally executed and delivered.

     3.   By adding the following new definitions:

     NEW LEASE FINANCING. See SECTION 6.12.

     PARENT RESERVE. See SECTION 6.12.

     PRO FORMA DEBT SERVICE. For any period of four (4) fiscal quarters, (a) Cash Interest Expense for such period, provided that the interest rate or rates applicable to any Indebtedness (i) shall be determined based upon the rate or rates in effect on the date of such computation and (ii) shall, with respect to the Loans, be based on Loans outstanding as of the date of determination; and (b) principal payable under Capital Leases during such period, based on Capital Leases outstanding as of the date of determination, as certified by the Borrower in the applicable compliance certificate or Loan Request.

     TEST PERIOD. As of any date, the period of four (4) fiscal quarters most recently ended for which financial statements and compliance certificates have been provided as required under SECTION 6.05(a), (b) and (c), as applicable.

     E. EVENTS OF DEFAULT. ARTICLE VIII of the Credit Agreement is hereby amended by adding the word "or" at the end of paragraph (p) thereof and by adding the following paragraph (q):

     (q) for any reason, the Parent shall fail to invest all or any portion of the Parent Reserve required to be invested under the Contribution Agreement or
SECTION 6.12 of this Agreement, the


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Contribution Agreement shall not be in full force and effect in all material respects or shall not be enforceable in all material respects in accordance with its terms or the Parent shall disavow or disaffirm its obligations thereunder;

II. REFERENCES IN SECURITY DOCUMENTS; CONFIRMATION OF SECURITY. All references to the "Credit Agreement" in all Security Documents, and in any other Loan Documents shall, from and after the date hereof, refer to the Credit Agreement, as amended by this Amendment, and all obligations of the Borrower under the Credit Agreement, as amended, shall be secured by and be entitled to the benefits of said Security Documents and such other Loan Documents. All Security Documents heretofore executed by the Borrower and its Subsidiaries shall remain in full force and effect and such Security Documents, as amended hereby, are hereby ratified and affirmed.

III. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER. The Borrower hereby represents and warrants to, and covenants and agrees with, the Agent and the Lenders that:

     A. The execution and delivery of this Amendment, the Joinder hereto and the Contribution Agreement have been duly authorized by all requisite corporate action on the part of the Borrower, the Subsidiaries and the Parent.

     B. The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment as though made at and as of such date. Since the Closing Date (and, without limitation thereof, since December 31,
2001), no event or circumstance has occurred or existed which could reasonably be expected to have a Material Adverse Effect. As of the date hereof and after giving effect to this Amendment, no Default has occurred and is continuing.

     C. Neither the Borrower nor any Affiliate of the Borrower (including without limitation the Subsidiaries and the Parent) is required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any Governmental Authority (including any Specified Authority), or any other Person in connection with or as a condition to the execution, delivery or performance of this Amendment, the Joinder hereto or the Contribution Agreement.

     D. This Amendment, the Joinder hereto and the Contribution Agreement constitute the legal, valid and binding obligations of the Borrower, its Subsidiaries and the Parent enforceable against them, jointly and severally, in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right thereunder.

IV. CONDITIONS. The willingness of the Agent and the Lenders to amend the Credit Agreement, is subject to the following conditions:


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     A.   The Borrower shall have executed and delivered to the Agent (or shall have caused to be executed and delivered to the Agent by the appropriate persons) the following:

     1.   On or before the date hereof:

          (a) This Amendment.

          (b) The Restated and Amended Contribution Agreement between the Borrower and the Parent, substantially in the form attached as EXHIBIT A hereto.

          (c) The attached Joinder, duly authorized, executed and delivered by the Borrower's Subsidiaries.

          (d) True and complete copies of any stockholders' consents and/or resolutions of the board of directors or other governing body of each of the Borrower, the Subsidiaries and the Parent, authorizing the execution and delivery of this Amendment, the Joinder hereto and the Contribution Agreement, respectively, certified by the appropriate officer(s).

     B. The sum of the Parent Reserve and Liquid Assets of the Borrower shall equal or exceed $17,500,000.

     V.   MISCELLANEOUS.

     A. As provided in the Credit Agreement, the Borrower agrees to reimburse the Agent upon demand for all reasonable fees and disbursements of counsel to the Agent incurred in connection with the preparation of this Amendment and the Joinder hereto.

     B. This Amendment and the Joinder hereto shall be governed by and construed in accordance with the internal laws of the State of New York (excluding the laws applicable to conflicts or choice of laws).

     C. This Amendment and the Joinder hereto may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement. Delivery of an executed signature page of this Amendment and of the attached Joinder by facsimile transmission shall be effective as an in-hand delivery of an original executed counterpart hereof.


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     IN WITNESS WHEREOF, the Agent, the Borrower and the Lenders have caused this Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.


                                     BORROWER:

                                     ACME TELEVISION, LLC

                                     By: /s/ Thomas D. Allen
                                         ---------------------------------------
                                             Thomas D. Allen, Executive Vice
                                             President


                                     AGENT:

                                     CANADIAN IMPERIAL BANK OF COMMERCE,
                                     AS AGENT


                                     By: /s/ Harold Birk
                                         ---------------------------------------
                                             Harold Birk, Executive Director
                                             CIBC World Markets Corp., as Agent


                                     SYNDICATION AGENT:


                                     BANKERS TRUST COMPANY,
                                     AS SYNDICATION AGENT


                                     By: /s/ Gregory P. Shefrin
                                         ---------------------------------------
                                             Gregory P. Shefrin, Director


                                     LENDER:

                                     CIBC INC.


                                     By: /s/ Harold Birk
                                         ---------------------------------------
                                             Harold Birk, Executive Director
                                             CIBC World Markets Corp., as Agent

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                                     LENDER:

                                     BANKERS TRUST COMPANY


                                     By: /s/ Gregory P. Shefrin
                                         ---------------------------------------
                                             Gregory P. Shefrin, Director

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                              JOINDER BY GUARANTORS

     The undersigned hereby jointly and severally join in the execution of the foregoing Ninth Amendment to Credit Agreement dated as of June 29, 2001 (the "Amendment") to which this Joinder is attached to confirm their respective consents to all of the transactions contemplated by the Amendment and all agreements and instruments executed and delivered in connection therewith and hereby jointly and severally reaffirm and ratify (a) the respective Guarantees of the undersigned and (b) all agreements securing such Guarantees, all of which shall in all respects remain in full force and effect and shall continue to guarantee any and all indebtedness, obligations and liabilities of the Borrower to the Agent and the Lenders, whether now existing or hereafter arising, on the same terms and conditions as are set forth in their respective Guarantees.

                                     ACME Television of Oregon, LLC
                                     ACME Television Licenses of Oregon, LLC
                                     ACME Television of Tennessee, LLC
                                     ACME Television Licenses of Tennessee, LLC
                                     ACME Television of Utah, LLC
                                     ACME Television Licenses of Utah, LLC
                                     ACME Television of New Mexico, LLC
                                     ACME Television Licenses of New Mexico, LLC
                                     ACME Subsidiary Holdings III, LLC
                                     ACME Television of Missouri, Inc.
                                     ACME Television Licenses of Missouri, LLC
                                     ACME Television of Florida, LLC
                                     ACME Television Licenses of Florida, LLC
                                     ACME Television Licenses of Illinois, LLC
                                     ACME Television of Illinois, LLC
                                     ACME Television Licenses of Ohio, LLC
                                     ACME Television of Ohio, LLC
                                     ACME Television Licenses of Wisconsin, LLC
                                     ACME Television of Wisconsin, LLC


                                     By: /s/ Thomas D. Allen
                                         ---------------------------------------
                                         Duly authorized signatory as to all